S E L I G M A N
---------------                                          [Graphic]
        CAPITAL
     FUND, INC.
                                                      MID-YEAR REPORT
                                                       JUNE 30, 1998

                                                      SEEKING CAPITAL

                                                      APPRECIATION BY

                                                      INVESTING IN THE

                                                      COMMON STOCKS OF

                                                       COMPANIES WITH

                                                   SIGNIFICANT POTENTIAL

                                                       FOR GROWTH


                                                           [Logo]

                                                    J. & W. SELIGMAN & CO.
                                                         INCORPORATED
                                                       ESTABLISHED 1864

    SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

               TIMES CHANGE...
               Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has
  [GRAPHIC]    changed dramatically in the 134 years since Seligman first opened
JAMES, JESSE,  its doors, the firm has continued to offer its clients
AND JOSEPH     high-quality investment solutions for these changing times.
SELIGMAN, 1870
               In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems.
               In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

               With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


 TABLE OF CONTENTS

To the Shareholders ..................................................    1
Interview With Your Portfolio Manager ................................    2
Performance Overview .................................................    4
Portfolio Overview .....................................................  6
Portfolio of Investments ...............................................  8
Statement of Assets and Liabilities .................................... 10
Statement of Operations ................................................ 11
Statements of Changes in Net Assets .................................... 12
Notes to Financial Statements .......................................... 13
Financial Highlights ................................................... 16
Report of Independent Auditors ......................................... 18
Board of Directors ..................................................... 19
Executive Officers AND For More Information ............................ 20
Glossary of Financial Terms ............................................ 21


[Caption]

TO THE SHAREHOLDERS

In the first six months of 1998, Seligman Capital Fund posted a total return of 14.02% based on the net asset value of Class A shares. This return outpaced the 10.66% total return of the Fund's competitor universe, as measured by the Lipper Mid Cap Funds Average, as well as the 11.87% total return of the Russell Midcap Growth Index, which measures the performance of mid-capitalization growth stocks.

Over the past six months, the economic expansion continued into its eighth year. US companies again benefited from low inflation, steady wage increases, strong consumer spending, a tight labor market, and healthy consumer confidence. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced. These positive factors improved the environment for mid-capitalization companies, as they were able to reinvest earnings, improve credit, and strengthen their core businesses to position themselves for even stronger future growth. Overall, positive domestic economic fundamentals fueled above-expectation performances by many of the portfolio's holdings.

Toward the end of the first half of the year, however, some economic indicators suggested the start of a deceleration in the pace of economic growth. The expectation of slower growth, combined with fears about the effects of the Asian financial crisis, heightened investor demand for "safe haven" equities. Both domestic and overseas investors favored well-known, liquid, large-capitalization growth stocks, which have a history of providing stable earnings and dividends.

The strong investor interest in large-capitalization growth stocks left mid-cap stocks on the sidelines in the first six months of the year, as the US equity market effectively became two-tiered. For example, in the first half, the S&P 500 Index, which is dominated by growth-oriented large-capitalization companies, returned 17.71%, as opposed to the 11.87% total return of the Russell Midcap Growth Index. The Russell Midcap Growth Index is comprised of mid-cap companies with market capitalizations similar to those of the companies in your Fund.

Looking ahead, the Asian crisis has just begun to impact the US economy, and ultimately the bolstering effect it has had on the domestic equity market may be reversed. While the crisis caused investors to favor large-cap growth stocks, its effects may begin to pressure the earnings of these companies, and in turn their stock prices, in the months to come. We believe that reasonably priced mid-cap stocks, such as those held by your Fund, should gain favor, as these generally have a significantly lower direct exposure to Asia.

Beginning in May, the portfolio management responsibilities of Seligman Capital Fund were fully assumed by Ms. Marion S. Schultheis, a Managing Director of J. &
W. Seligman & Co. Incorporated, and head of the Seligman Growth Team. Ms. Schultheis is supported by a group of investment professionals dedicated to the objectives of Seligman Capital Fund.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Capital Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements follow this letter.

By order of the Board of Directors,


/s/ William C. Morris
----------------------
William C.  Morris
Chairman
                               /s/ Brian T.  Zino
                              --------------------
                              Brian T. Zino
                              President



July 31, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS


Q.  HOW DID SELIGMAN CAPITAL FUND PERFORM IN THE FIRST HALF OF 1998?
A. In the first six months of 1998, Seligman Capital Fund had strong performance, posting a total return of 14.02% based on the net asset value of Class A shares. This return outpaced the 10.66% total return of its competitor universe, as measured by the Lipper Mid Cap Funds Average. The Russell Midcap Growth Index, which measures the performance of mid-capitalization growth stocks, had a total return of 11.87% in the same period.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN THE FIRST HALF OF 1998?
A. Increasing demand for large-cap growth stocks as a "safe haven" investment lifted the stock market throughout the first six months. Despite the high valuations of many well-known, liquid, large- capitalization growth stocks, domestic and overseas investors continued to flock to these instruments because they have a history of providing stable earnings and dividends. This "flight to quality" drove valuations even higher in large-cap growth stocks, but mid-cap growth stocks did not experience the same run-up in valuations. Overall, valuations in the large-cap market continued to rise, while mid-cap stocks were still, by comparison, competitively priced.

    Although the retreat of domestic and overseas investors into defensive large-cap growth stocks came at the expense of mid-cap growth stocks, mid caps were the beneficiaries of an increase in overall investor interest and the continuing strength of the equity market. Furthermore, the healthy economy in the first half provided a solid environment for profit growth among many of the domestic mid-cap companies in which your Fund invests. Despite the suggestion by some economic indicators that the rate of economic growth is beginning to slow, we believe that the ongoing positive business conditions could provide further opportunities for the appreciation of mid-cap growth stocks.

Q.  WHAT WAS THE INVESTMENT STRATEGY?
A. The ongoing effects of the Asian financial crisis led us to focus on more domestically oriented mid-cap growth companies with less global and cyclical exposure, while maintaining the portfolio's diversification. The broad-based mid-cap stock sector was sufficiently diversified, and valuations were low enough to enable us to purchase fairly valued stocks of well-managed companies.

    Moreover, the strength of the economy in the first six months furnished a solid business environment for many domestic mid-cap companies. These factors benefited the Fund, as we were able to identify undervalued, yet healthy, growth-oriented companies whose performance potential and underlying stock values were unrecognized. We purchased these when they were competitively priced, and the stock prices rose when the rest of the market recognized the value of these investments. We remain confident in our strategy of using a disciplined stock-selection process and enhanced analytical control to find mid-cap stocks offered at attractive valuations.


A TEAM APPROACH

Seligman Capital Fund is managed by the Seligman Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis is assisted by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.



[Caption]
SELIGMAN CAPITAL TEAM: (FROM LEFT) MICHELLE BORRE, SHELIA GRAYSON
(ADMINISTRATIVE ASSISTANT), DAVID LEVY, (SEATED) RICHARD SCHMALTZ, MARION SCHULTHEIS (PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q.  WHICH INDUSTRIES AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF?
A. Overall positive domestic economic fundamentals fueled above-expectation performances by many of the consumer cyclical holdings in the portfolio. Prudent stock selection also led to positive performances in the capital goods, energy, finance, and health care sectors.

    Energy stocks were priced competitively in the first half of the year. This was due to negative investor sentiment caused by declining energy prices from the mild winter, and a global oversupply. The stocks possessed attractive yields and reasonable valuations, and the companies had good long-term prospects and strong operating environments. Despite continuing declines in energy prices, this sector outperformed our expectations.

    Well-publicized merger announcements of several large financial institutions caused an overall rise in financial companies' share prices in the first half. Low interest rates, deregulation, and consolidation among companies also contributed to general strength, which led many of the Fund's financial stocks to post solid returns.

    A significant position in the health care sector also improved the portfolio's performance, as companies that manufacture medical products and pharmaceuticals did very well. These companies were attractive for several reasons: their products have recurring revenue; the market for their products is expanding due to advances in medicine and the aging US population; and the release of new patented pharmaceuticals and other health care products is exerting a growing influence upon the share prices of parent companies. We took advantage of these factors, and your Fund benefited from positive first-half performances in share prices of well-known health care companies such as Pfizer.

    Despite an underweighting, the Fund still benefited from the technology sector because we concentrated the portfolio's holdings in companies that manufacture software and services, as well as in those with little Asian exposure. The portfolio was underweight in the technology sector to avoid the negative impact of depressed Asian demand for products such as disk drives, personal computers, infrastructure equipment, electronics capital equipment, and wireless software. However, the Fund's holdings in the technology sector performed better than we had anticipated, as demand for software and services was high.

Q.  WHAT IS THE OUTLOOK?
A. The second half of 1998 brings with it the first anniversary of the Asian financial crisis. Many US companies with exposure to Asia have had a year to adjust their businesses, and those domestic companies who are surviving the depressed Asian markets may now be worth consideration. Many obviously have strong enough business practices and operations to function in even the worst economic environment. While some investors have avoided US companies with Asian exposure in recent months, we believe the period of maximum uncertainty is the precise time to consider them. Investor sentiment is negative, and we think that the valuations of many of these companies may finally be reaching a bottom.

    Further, the "flight to quality" trend depressed mid-cap stock valuations to bargain levels over the past few months. However, we believe the full impact of the Asian financial crisis has not yet been absorbed by the US equity market. Investors may begin to retreat from large caps, as these stocks begin to feel the maximum impact of the crisis. This is an opportune time to reconsider US-based mid-cap companies with exposure to Asia. Valuations are low in some areas, and growth opportunities are greater than ever. We will look for opportunities to make strategic investments in high-quality, low-priced stocks in the second half.

    We believe that the US economy will remain healthy in the second half of the year, despite the ongoing impact of the Asian financial crisis and an overall slowing of economic growth. US companies should again benefit from positive economic fundamentals in the second half, even though corporate earnings may come under pressure. Many of the portfolio's holdings have significant domestic exposure, and their profits are dependent on domestic economic conditions. Therefore, we believe the Fund is well-positioned to benefit from the weakness in the Asian markets and the continuing strength of the US economy.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1998

                                                                                         AVERAGE ANNUAL
                                                             -----------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             -----------     --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                                8.61%        21.32%        15.73%        16.46%          n/a           n/a
Without Sales Charge                            14.02         27.35         16.86         17.03           n/a           n/a

CLASS B**
With CDSL+                                       8.61         21.33           n/a           n/a         17.42%          n/a
Without CDSL                                    13.61         26.33           n/a           n/a         18.54           n/a

CLASS D**
With 1% CDSL                                    12.60         25.40           n/a           n/a           n/a           n/a
Without CDSL                                    13.60         26.40         15.66           n/a           n/a         15.91%

LIPPER MID CAP FUNDS AVERAGE***                 10.66         22.22         16.72         15.56         16.23++       17.39+++

RUSSELL MIDCAP GROWTH INDEX***                  11.87         24.02         18.39         16.31         18.45++       18.71+++

S&P 500***                                      17.71         30.16         23.08         18.56         31.34++       22.95+++


NET ASSET VALUE

                  JUNE 30, 1998       DECEMBER 31, 1997        JUNE 30, 1997
                 --------------     --------------------      --------------
CLASS A              $19.93                $17.48                 $17.91
CLASS B               18.45                 16.24                  16.87
CLASS D               18.46                 16.25                  16.87

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998

REALIZED              $3.443
UNREALIZED             4.380o

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


-----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Mid Cap Funds Average, the Russell Midcap Growth Index, and the
     S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Mid Cap Funds Average excludes the effect of sales charges and the Russell Midcap Growth Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an average or an index. The monthly performances are used in the Performance Overview for the Lipper Mid Cap Funds Average.
   + The CDSL is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

PERFORMANCE OVERVIEW



   GROWTH OF AN
ASSUMED $10,000
  INVESTMENT IN
 CLASS A SHARES

JUNE 30, 1988, TO
JUNE 30, 1998

[The Following Table Represents a Chart in the Printed piece]


6/30/88               9,525 Initial Amount Invested
9/30/88               9,106
12/31/88              9,100
3/31/89               9,834
6/30/89              10,568
9/30/89              12,308
12/31/89             12,051
3/31/90              11,662
6/30/90              13,473
9/30/90              10,426
12/31/90             12,218
3/31/91              14,799
6/30/91              14,916
9/30/91              16,683
12/31/91             18,898
3/31/92              18,648
6/30/92              17,797
9/30/92              18,909
12/31/92             21,083
3/31/93              21,281
6/30/93              21,058
9/30/93              22,407
12/31/93             22,095
3/31/94              21,416
6/30/94              18,937
9/30/94              20,585
12/31/94             20,536
3/31/95              21,689
6/30/95              23,654
9/30/95              25,681
12/31/95             28,199
3/31/96              30,134
6/30/96              32,540
9/30/96              33,408
12/31/96             32,919
3/31/97              31,551
6/30/97              36,038
9/30/97              40,726
12/31/97             40,253
3/31/98              44,835
6/30/98              45,894 Total Value of 6/30/98



GROWTH OF AN ASSUMED $10,000
INVESTMENT IN
CLASS B SHARES

APRIL 22, 1996,+ TO
JUNE 30, 1998


[The Following Table Represents a Chart in the Printed piece]


4/22/96               10,000 Initial Amount Invested
5/31/96               10,864
6/30/96               10,456
7/31/96                9,604
8/31/96               10,006
9/30/96               10,712
10/31/96              10,310
11/30/96              10,881
12/31/96              10,533
1/31/97               11,085
2/28/97               10,867
3/31/97               10,077
4/30/97               10,356
5/31/97               11,248
6/30/97               11,487
7/31/97               12,542
8/31/97               12,222
9/30/97               12,957
10/31/97              12,413
11/30/97              12,537
12/31/97              12,773
1/31/98               12,388
2/28/98               13,544
3/31/98               14,205
4/30/98               14,401
5/31/98               14,024
6/30/98               14,512 Total Amount at 6/30/98


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN
CLASS D SHARES

MAY 3, 1993,+ TO
JUNE 30, 1998


[The Following Table Represents a Chart in the Printed piece]


5/3/93                10,000 Initial Amount Invested
6/30/93               10,353
9/30/93               10,998
12/31/93              10,812
3/31/94               10,437
6/30/94                9,163
9/30/94                9,933
12/31/94               9,867
3/31/95               10,390
6/30/95               11,298
9/30/95               12,245
12/31/95              13,417
3/31/96               14,315
6/30/96               15,429
9/30/96               15,806
12/31/96              15,543
3/31/97               14,869
6/30/97               16,949
9/30/97               19,119
12/31/97              18,859
3/31/98               20,960
6/30/98               21,424 Total Amount at 6/30/98











These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------------
  * Net of the 4.75% maximum initial sales charge.
 ** Excludes the effect of the 3% CDSL.
  + Inception date,

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1998

                                                                                                           PERCENT OF NET ASSETS
                                                                                                      ---------------------------
                                                                                                            JUNE        DECEMBER
                                                           ISSUES         COST                VALUE       30, 1998      31, 1997
                                                           -------    ------------        ------------    ---------   ------------
COMMON STOCKS:
  Basic Materials                                              2      $  4,464,996        $  6,061,538       1.8           3.6
  Capital Goods                                                6        26,382,262          24,896,317       7.4           3.2
  Communication Services                                       3         8,425,244          14,867,812       4.5            --
  Consumer Cyclicals                                          13        58,581,436          76,295,431      22.8          12.3
  Consumer Staples                                            10        29,098,298          43,532,225      13.0          17.2
  Energy                                                       5        16,118,122          17,775,181       5.3           4.9
  Financial Services                                           9        29,121,358          44,024,375      13.2          21.5
  Health Care                                                  5        23,711,812          29,608,100       8.9          10.4
  Printing and Publishing                                     --                --                  --        --           1.1
  Savings and Loan Companies                                  --                --                  --        --           6.7
  Technology                                                  10        39,847,866          52,510,687      15.7          14.5
  Telecommunications                                          --                --                  --        --           4.2
  Utilities                                                    1         3,389,137           3,679,375       1.1            --
  Other                                                        2         3,285,600           3,314,307       1.0            --
                                                           -----      ------------        ------------    ------        ------
                                                              66       242,426,131         316,565,348      94.7          99.6
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES                                2        17,752,734          17,752,734       5.3           0.4
                                                           -----      ------------        ------------    ------        ------
NET ASSETS                                                    68      $260,178,865        $334,318,082     100.0         100.0
                                                           =====      ============        ============    ======        ======




LARGEST INDUSTRIES
JUNE 30, 1998


The following represents a bar chart in the printed piece
                               PERCENT OF
INDUSTRY                       NET ASSETS      AMOUNT
--------                      -----------     -------
Consumer Cyclicals            22.8            $76,295,431
Technology                    15.7             52,510,687
Financial Services            13.2             44,024,375
Consumer Staples              13.0             43,532,225
Health Care                    8.9             29,608,100

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                                  --------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/98
-----------                       -----------   -----------
AutoZone ........................   250,800       250,800
Budget Group (Class A) ..........   218,200       218,200
Diebold .........................   131,300       131,300
Laidlaw (Canada) ................   403,600       403,600
Liz Claiborne ...................   132,900       132,900
Microchip Technology ............   185,000       185,000
Network Associates ..............    85,000       127,500(1)
Omnicare ........................   150,000       150,000
Proffitt's ......................   157,000       157,000
TJXCompanies ....................   135,000       270,000(2)

                                           SHARES
                                  --------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       6/30/98
-------------                     -----------   -----------
Coca-Cola Enterprises ...........   280,000            --
GreenPoint Financial ............   100,000            --
Gulfstream Aerospace ............   170,000            --
Humana ..........................   200,000            --
MBNA ............................   270,000            --
McKesson ........................    90,000(3)         --
Pfizer ..........................    60,000            --
Travelers .......................   180,000            --
USSurgical ......................   170,000            --
Washington Mutual ...............   100,000            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


--------------
(1) Includes 42,500 shares received as a result of a 3-for-2 stock split.
(2) Includes 135,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 45,000 shares received as a result of a 2-for-1 stock split.



LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1998

SECURITY                                                   VALUE
--------                                                -----------
Universal Health Services (Class B) ................    $10,215,625
Interpublic Group of Companies .....................      9,103,125
Jones Apparel Group ................................      8,409,375
CBS ................................................      8,039,100
AutoZone ...........................................      8,009,925
Covance ............................................      7,425,000
Gartner Group (Class A) ............................      7,116,141
Progressive (Ohio) .................................      7,050,000
Budget Group (Class A) .............................      6,968,762
Liz Claiborne ......................................      6,944,025

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998


                                       SHARES         VALUE
                                    -----------    -----------
COMMON STOCKS  94.7%
BASIC MATERIALS  1.8%
Corn Products International*           66,300      $ 2,245,913
Minerals Technologies                  75,000        3,815,625
                                                   -----------
                                                     6,061,538
                                                   -----------

CAPITAL GOODS  7.4%
Diebold                               131,300        3,791,288
Molex                                 106,600        2,671,663
Rayovac*                              304,300        6,903,806
RELTEC*                                91,100        4,099,500
U.S. Filter*                          140,000        3,928,750
Vishay Intertechnology*               195,195        3,501,310
                                                   -----------
                                                    24,896,317
                                                   -----------

COMMUNICATION SERVICES  4.5%
Century Telephone Enterprises         150,000        6,881,250
Frontier                              120,000        3,780,000
Tele-Communications  (Series A)
   TCI Ventures Group*                210,000        4,206,562
                                                   -----------
                                                    14,867,812
                                                   -----------

CONSUMER CYCLICALS  22.8%
Authentic Fitness                     197,100        3,116,644
AutoZone*                             250,800        8,009,925
Budget Group (Class A)*               218,200        6,968,762
Echlin                                 49,200        2,413,875
Harley-Davidson                       115,000        4,456,250
Interpublic Group of Companies        150,000        9,103,125
Jones Apparel Group*                  230,000        8,409,375
Laidlaw (Canada)                      403,600        4,918,875
Liz Claiborne                         132,900        6,944,025
Lowe's Companies                      140,000        5,678,750
Proffitt's*                           157,000        6,338,875
Snyder Communications*                 77,800        3,423,200
TJX Companies                         270,000        6,513,750
                                                   -----------
                                                    76,295,431
                                                   -----------

CONSUMER STAPLES  13.0%
Aurora Foods*                         140,000        2,957,500
CARDINAL HEALTH                        45,000        4,218,750
CBS                                   253,200        8,039,100
Clear Channel Communications*          15,800        1,724,175
Clorox                                 50,000        4,768,750
Dial                                  220,000        5,706,250
ITT Educational Services*             144,200        4,650,450
Kroger*                               100,000        4,287,500
Newell                                 90,000        4,483,125
Sinclair Broadcast Group (Class A)*    94,000        2,696,625
                                                   -----------
                                                    43,532,225
                                                   -----------

ENERGY  5.3%
Barrett Resources*                    142,100       $5,319,869
Camco International                    50,000        3,893,750
Cooper Cameron*                        55,000        2,805,000
Tosco                                  97,500        2,864,062
Transocean Offshore                    65,000        2,892,500
                                                   -----------
                                                    17,775,181
                                                   -----------
FINANCIAL SERVICES  13.2%
AFLAC                                 130,000        3,940,625
Life Re                                55,000        4,510,000
Nationwide Financial Services
   (Class A)                          115,000        5,865,000
Ocwen Financial*                      160,000        4,300,000
Old Republic International            135,000        3,957,188
Progressive (Ohio)                     50,000        7,050,000
Provident Companies                   120,000        4,140,000
Schwab (Charles)                      175,000        5,687,500
SouthTrust                            105,000        4,574,062
                                                   -----------
                                                    44,024,375
                                                   -----------
HEALTH CARE  8.9%
Biogen*                                65,000        3,185,000
Covance*                              330,000        7,425,000
HEALTHSOUTH*                          114,800        3,063,725
Omnicare                              150,000        5,718,750
Universal Health Services
   (Class B)*                         175,000       10,215,625
                                                   -----------
                                                    29,608,100
                                                   -----------
TECHNOLOGY  15.7%
ADC Telecommunications*               104,500        3,817,516
BMC Software*                         120,000        6,236,250
Cadence Design Systems*               110,000        3,437,500
Fiserv*                               142,500        6,051,797
Gartner Group (Class A)*              203,500        7,116,141
HNC Software*                          95,000        3,880,156
Maxim Integrated Products*            160,000        5,075,000
MICROCHIP TECHNOLOGY*                 185,000        4,844,687
Network Associates*                   127,500        6,100,078
Synopsys*                             130,000        5,951,562
                                                   -----------
                                                    52,510,687
                                                   -----------
UTILITIES  1.1%
AES*                                   70,000        3,679,375
                                                  ------------

OTHER  1.0%                                          3,314,307
                                                  ------------

TOTAL COMMON STOCKS
(Cost $242,426,131)                                316,565,348
                                                  ------------

---------
See footnotes on page 9.
                                       8

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998


                                    PRINCIPAL
                                     AMOUNT           VALUE
                                   ----------     ------------
SHORT-TERM HOLDINGS  8.6%
Bank of Montreal, Grand
   Cayman Fixed Time Deposit,
   6%, 7/1/1998                   $14,000,000     $ 14,000,000
Bank of Nova Scotia, Grand
   Cayman Fixed Time Deposit,
   61/8%, 7/1/1998                 14,700,000       14,700,000
                                                  ------------
TOTAL SHORT-TERM HOLDINGS
(Cost $28,700,000)                                  28,700,000
                                                  ------------

TOTAL INVESTMENTS   103.3%
(Cost $271,126,131)                               $345,265,348
OTHER ASSETS
   LESS LIABILITIES   (3.3)%                       (10,947,266)
                                                  ------------
NET ASSETS   100.0%                               $334,318,082
                                                  ============


-------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
Investments, at value:
  Common stocks (cost $242,426,131) ............................................      $316,565,348
  Short-term holdings (cost $28,700,000)                                                28,700,000               $345,265,348
 ...............................................................................      -------------
Cash ..............................................................................................                   226,492
Receivable for Capital Stock sold .................................................................                   113,010
Receivable for interest and dividends .............................................................                    75,706
Investment in, and expenses prepaid to, shareholder service agent .................................                    65,307
Other .............................................................................................                    44,661
                                                                                                                 ------------
TOTAL ASSETS ......................................................................................               345,790,524
                                                                                                                 ------------

LIABILITIES:
Payable for securities purchased ..................................................................                 6,225,600
Payable for Capital Stock repurchased .............................................................                 4,688,674
Accrued expenses, taxes, and other ................................................................                   558,168
                                                                                                                 ------------
TOTAL LIABILITIES .................................................................................                11,472,442
                                                                                                                 ------------
NET ASSETS ........................................................................................              $334,318,082
                                                                                                                 ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 16,926,303 shares outstanding):
  Class A .........................................................................................              $ 14,877,675
  Class B .........................................................................................                   607,797
  Class D .........................................................................................                 1,440,831
Additional paid-in capital ........................................................................               174,165,411
Accumulated net investment loss ...................................................................                  (691,127)
Undistributed net realized gain ...................................................................                69,778,278
Net unrealized appreciation of investments ........................................................                74,139,217
                                                                                                                 ------------
NET ASSETS ........................................................................................              $334,318,082
                                                                                                                 ============

NET ASSET VALUE PER SHARE:
CLASS A ($296,509,695 / 14,877,675 shares) ........................................................                    $19.93
                                                                                                                       ======
CLASS B ($11,214,615 / 607,797 shares) ............................................................                    $18.45
                                                                                                                       ======
CLASS D ($26,593,772 / 1,440,831 shares) ..........................................................                    $18.46
                                                                                                                       ======


----------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998

INVESTMENT INCOME:
Dividends ........................................................................    $    702,032
Interest .........................................................................         422,847
                                                                                      ------------
TOTAL INVESTMENT INCOME ...........................................................................               $ 1,124,879

EXPENSES:
Management fee ...................................................................         780,809
Distribution and service fees ....................................................         528,620
Shareholder account services .....................................................         219,014
Registration .....................................................................          54,324
Shareholder reports and communications ...........................................          47,164
Custody and related services .....................................................          34,800
Auditing and legal fees ..........................................................          33,044
Directors' fees and expenses .....................................................           4,421
Miscellaneous ....................................................................           7,283
                                                                                      ------------
TOTAL EXPENSES ....................................................................................                 1,709,479
                                                                                                                    ---------
NET INVESTMENT LOSS ...............................................................................                  (584,600)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments .................................................      58,284,002
Net change in unrealized appreciation of investments .............................     (14,007,500)
                                                                                      ------------
NET GAIN ON INVESTMENTS ...........................................................................                44,276,502
                                                                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................................               $43,691,902
                                                                                                                  ===========

-------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                      SIX MONTHS ENDED       YEAR ENDED
                                                                                       JUNE 30, 1998      DECEMBER 31, 1997
                                                                                     -----------------   ------------------
OPERATIONS:
Net investment loss ................................................................      $   (584,600)      $ (1,121,481)
Net realized gain on investments ...................................................        58,284,002         46,191,130
Net change in unrealized appreciation of investments ...............................       (14,007,500)        15,868,425
                                                                                          ------------       ------------
INCREASE IN NET ASSETS FROM OPERATIONS .............................................        43,691,902         60,938,074
                                                                                          ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .........................................................................                --        (35,225,045)
   Class B .........................................................................                --         (1,063,047)
   Class D .........................................................................                --         (3,268,410)
                                                                                          ------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..........................................                --        (39,556,502)
                                                                                          ------------       ------------

                                                              SHARES
                                               ------------------------------------
                                               SIX MONTHS ENDED      YEAR ENDED
                                                 JUNE 30, 1998    DECEMBER 31, 1997
                                               ----------------   -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .................................         256,941             722,658             4,841,690         12,694,774
   Class B .................................         101,903             203,299             1,780,108          3,394,305
   Class D .................................         103,719             282,020             1,828,834          4,666,806
Exchanged from associated Funds:
   Class A .................................       7,045,717           7,393,028           132,368,682        134,946,924
   Class B .................................         157,292              71,826             2,812,272          1,180,425
   Class D .................................          88,712             451,710             1,514,597          7,177,305
Shares issued in payment of gain
   distributions:
   Class A .................................              --           1,869,785                    --         31,392,717
   Class B .................................              --              62,796                    --            981,506
   Class D .................................              --             201,933                    --          3,156,217
                                                  ----------         -----------         -------------      -------------
Total ......................................       7,754,284          11,259,055           145,146,183        199,590,979
                                                  ----------         -----------         -------------      -------------
Cost of shares repurchased:
   Class A .................................      (1,124,501)         (2,300,687)          (20,871,655)       (41,032,182)
   Class B .................................         (31,532)            (24,413)             (548,733)          (414,612)
   Class D .................................        (171,687)           (278,783)           (2,966,269)        (4,611,613)
Exchanged into associated Funds:
   Class A .................................      (7,562,340)         (7,289,681)         (143,213,329)      (133,177,110)
   Class B .................................        (139,296)            (74,496)           (2,486,933)        (1,227,418)
   Class D .................................        (185,660)           (342,474)           (3,172,146)        (5,595,585)
                                                  ----------         -----------         -------------     --------------
Total ......................................      (9,215,016)        (10,310,534)         (173,259,065)      (186,058,520)
                                                  ----------         -----------         -------------     --------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS                   (1,460,732)            948,521           (28,112,882)        13,532,459
                                                  ==========         ===========         -------------      -------------
INCREASE IN NET ASSETS .........................................................            15,579,020         34,914,031

NET ASSETS:
Beginning of period ............................................................           318,739,062        283,825,031
                                                                                         -------------      -------------
END OF PERIOD (including accumulated net investment loss of $691,127
and $106,527, respectively) ....................................................          $334,318,082       $318,739,062
                                                                                          ============       ============


---------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1998, amounted to $172,046,863 and $217,263,006, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $80,003,360 and $5,864,143, respectively.

NOTES TO FINANCIAL STATEMENTS

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $10,831 from sales of Class A shares, after commissions of $81,971 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1998, fees incurred under the Plan aggregated $352,844 or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $47,659 and $128,117, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $3,830.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the six months ended June 30, 1998, amounted to $2,655.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $3,465 from the sale of shares of the Fund. Seligman Services, Inc.
also received distribution and service fees of $45,093, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $211,814 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued

NOTES TO FINANCIAL STATEMENTS

thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $98,028 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of eachClass, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.



                                                                                       CLASS A
                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                       YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                         6/30/98o     1997o        1996o        1995o        1994o       1993
                                                      ------------  --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $17.48       $16.36       $15.59       $13.17       $15.95      $17.04
                                                        ------       ------       ------       ------       ------      ------
Net investment loss ................................     (0.03)       (0.06)       (0.04)       (0.02)       (0.06)      (0.03)
Net realized and unrealized investment
  gain (loss) ......................................      2.48         3.61         2.68         4.74        (1.12)       0.84
                                                        ------       ------       ------       ------       ------      ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .....      2.45         3.55         2.64         4.72        (1.18)       0.81
Distributions from net gain realized ...............        --        (2.43)       (1.87)       (2.30)       (1.60)      (1.90)
                                                        ------       ------       ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .........      2.45         1.12         0.77         2.42        (2.78)      (1.09)
                                                        ------       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD .....................    $19.93       $17.48       $16.36       $15.59       $13.17      $15.95
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE: .............     14.02%       22.28%       16.74%       37.32%       (7.06)%      4.80%
                                                        ======       ======       ======       ======       ======      ======
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................      0.96%+       1.05%        1.07%        1.09%        1.13%       1.13%
Net investment loss to average net assets ..........     (0.27)%+     (0.29)%      (0.25)%      (0.11)%      (0.39)%     (0.17)%
Portfolio turnover .................................     54.33%      104.33%       94.97%      103.60%       70.72%      46.84%
NET ASSETS, END OF PERIOD (000s omitted) ...........  $296,510     $284,214     $259,514     $215,688     $162,556    $196,212


----------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                    CLASS B
                                                    -------------------------------------
                                                     SIX MONTHS      YEAR        4/22/96*
                                                        ENDED        ENDED         TO
                                                       6/30/980    12/31/970    12/31/960
                                                     -----------   ---------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............      $16.24       $15.47       $16.43
                                                        ------       ------       ------
Net investment loss ..............................       (0.09)       (0.18)       (0.10)
Net realized and unrealized investment gain ......        2.30         3.38         1.01
                                                        ------       ------       ------
INCREASE FROM INVESTMENT OPERATIONS ..............        2.21         3.20         0.91
Distributions from net gain realized .............          --        (2.43)       (1.87)
                                                        ------       ------       ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .......        2.21         0.77        (0.96)
                                                        ------       ------       ------
NET ASSET VALUE, END OF PERIOD ...................      $18.45       $16.24       $15.47
                                                        ======       ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...........       13.61%       21.26%        5.33%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        1.72%+       1.81%        1.89%+
Net investment loss to average net assets ........       (1.03)%+     (1.05)%      (0.99)%+
Portfolio turnover ...............................       54.33%      104.33%       94.97%++
NET ASSETS, END OF PERIOD (000s omitted) .........     $11,214       $8,437        $4,337



                                                                                       CLASS D
                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS                                                       5/3/93*
                                                          ENDED                   YEAR ENDED DECEMBER 31,                 TO
                                                                    ----------------------------------------------
                                                         6/30/98o    1997o        1996o        1995o        1994o     12/31/93
                                                       ----------    -----        -----        -----       ------     --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............     $16.25       $15.47       $14.94       $12.82       $15.86      $16.43
                                                        ------       ------       ------       ------       ------      ------
Net investment loss ...............................      (0.09)       (0.18)       (0.16)       (0.14)       (0.33)      (0.08)
Net realized and unrealized investment
  gain (loss) .....................................       2.30         3.39         2.56         4.56        (1.11)       1.41
                                                        ------       ------       ------       ------       ------      ------
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS .............................       2.21         3.21         2.40         4.42        (1.44)       1.33
Distributions from net gain realized ..............         --        (2.43)       (1.87)       (2.30)       (1.60)      (1.90)
                                                        ------       ------       ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ........       2.21         0.78         0.53         2.12        (3.04)      (0.57)
                                                        ------       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD ....................     $18.46       $16.25       $15.47       $14.94       $12.82      $15.86
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE: ............      13.60%       21.34%       15.84%       35.98%       (8.75)%      8.12%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................        1.72%+       1.81%        1.83%        2.02%        2.66%       2.26%+
Net investment loss to average net assets .........       (1.03)%+     (1.05)%      (1.00)%      (1.06)%      (2.28)%     (1.32)%+
Portfolio turnover                                        54.33%      104.33%       94.97%      103.60%       70.72%      46.84%+++
NET ASSETS, END OF PERIOD (000s omitted)                 $26,594     $26,088      $19,974       $9,137       $3,179       $2,749


--------------
  * Commencement of offering of shares.
  o Per share amounts for the six months ended June 30, 1998,and the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998

BOARD OF DIRECTORS






JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR,  DIRECTOR OF INVESTMENTS,
   J. & W.  Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W.  Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. & W.  Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS




WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder
                    Services
(800) 445-1777      Retirement Plan
                    Services
(212) 682-7600      Outside the
                    United States
(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


--------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
  MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                           INVESTING OR SENDING MONEY.











                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF

                                     [LOGO]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



EQCA3 6/98                                       [LOGO]Printed on Recycled Paper